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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2002



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
              (Exact name of registrant as specified in is charter)



            DELAWARE                  1-13817                11-2908692
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File  Number)        Identification No.)


                        777 POST OAK BOULEVARD, SUITE 800
                              HOUSTON, TEXAS 77056
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (713) 621-7911


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                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On August 2, 2002, we received a letter from the Securities and Exchange Commission (the "Commission") notifying us that Arthur Andersen LLP ("Arthur Andersen") has notified the Commission that it is unable to perform future audit services for us and, as a result, our relationship with Arthur Andersen was effectively terminated.

     Shortly after Arthur Andersen's criminal indictment, we began the process of examining our alternatives in selecting independent auditors. We are currently considering several proposals but, as of the date of this report, have not yet selected a new independent auditor. We expect to appoint a new independent auditor within the next thirty days.

     The termination our relationship with Arthur Andersen was based upon Arthur Andersen's inability to perform future audit services for us, and was not the result of any recommendation or approval to terminate such relationship by our board of directors or audit committee.

     During our two most recent fiscal years ended December 31, 2001, and during the subsequent interim period through the date of this report, there was no disagreement between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Arthur Andersen on our consolidated financial statements as of and for the last two fiscal years ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to audit scope or accounting principles; however, the audit reports of Arthur Andersen on the consolidated financial statements for each of the past two years were qualified as to uncertainty. Specifically, the audit reports contained a statement that the accompanying consolidated financial statements were prepared assuming that we would continue as a going concern and a statement that the uncertainties surrounding the sufficiency and timing of our future cash flows and the lack of firm commitments for additional capital raised substantial doubt about our ability to continue as a going concern. Additionally, the audit reports contained a statement that the accompanying financial statements did not include any adjustments relating to the recoverability and classification of recorded asset carrying amounts or the amount and classification of liabilities that might result should we be unable to continue as a going concern.


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     We have requested that Arthur Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by us. Such a letter has not yet been provided to us by Arthur Andersen.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BOOTS & COOTS INTERNATIONAL WELL
                                          CONTROL, INC.


Date:  August 2, 2002                         By:  /s/  Jerry Winchester
                                                   ----------------------------
                                                   Jerry Winchester
                                                   Chief Executive Officer


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